UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2005
                                                   --------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-20394                   06-1340408
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)



               415 Northern Blvd., Great Neck, New York     11021
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                (Address of principal executive office)  (Zip Code)

       Registrant's telephone number, including area code: (516) 622-2800
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.02.  Entry into a Material Definitive Agreement.

On March 24, 2005, CoActive Marketing Group, Inc. and its subsidiaries (collectively, the "Company") entered into an Amended and Restated Credit Agreement with Signature Bank ("Signature"), under which amounts available for borrowing under its revolving credit line were increased by $2,415,500 to $3 million, and the term loan portion of the credit facility was increased by $1,050,000 to $4 million. On March 25, 2005, Signature advanced the Company the increased portion of the term loan. After giving effect to such advance, outstanding borrowings under the Amended and Restated Credit Agreement were $4,584,500. The Amended and Restated Credit Agreement also provides a separate $500,000 letter of credit facility to support the Company's lease obligations with respect to its New York City offices. The Company intends to use $425,000 of the proceeds of the increased term loan to pay in full its remaining obligations on the 9% subordinated note it issued in connection with its 1998 acquisition of Optimum Group. Remaining loan proceeds will be used for working capital purposes.

Pursuant to the Amended and Restated Credit Agreement:

     o Principal payments on the term loan are to be made in 48 equal monthly installments of $83,333 commencing April 1, 2005. Prior to the amendment, principal payments to Signature on the term loan portion of the facility were $162,500 per month.

     o The maturity date of loans made under the revolving credit line has been extended from July 22, 2006 to March 24, 2008.

     o Interest on the revolving loans has been reduced to Signature's prime rate from its prime rate plus .50%, and interest on the term loan has been reduced to Signature's prime rate plus .50% from its prime rate plus 1.0%.

     o Amounts that may be borrowed under the revolving line of credit are not subject to a borrowing base. Prior to the amendment, borrowings under the revolving line of credit were limited to a borrowing base consisting of 80% of "eligible" accounts receivables.

     o The Company paid a $10,000 fee to Signature plus its legal costs and expenses.

On March 29, 2005, the Company issued a press release announcing that it had entered into the Amended and Restated Credit Agreement. The press release is attached as an Exhibit to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)               Exhibits.
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Exhibit 10.1      Amended and Restated Credit Agreement dated as of March
                  24, 2005 by and among CoActive Marketing Group, Inc., Inmark Services LLC, Optimum Group LLC, U.S. Concepts LLC, Grupo Hacerlo LLC, and Signature Bank.

Exhibit 99.1      Press Release dated March 29, 2005.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2005

                                          COACTIVE MARKETING GROUP, INC.


                                          By: /s/ DONALD A. BERNARD
                                              ----------------------------------
                                              Donald A. Bernard,
                                              Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

No.               Description
---               -----------

10.1 Amended and Restated Credit Agreement dated as of March 24, 2005 by and among CoActive Marketing Group, Inc., Inmark Services LLC, Optimum Group LLC, U.S. Concepts LLC, Grupo Hacerlo LLC, and Signature Bank.

99.1              Press Release dated March 29, 2005.